INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
INCOME TAXES
INCOME TAXES
10.	INCOME TAXES

The Company’s effective tax rate for the three and six months ended June 30, 2021 was 15.5% and 18.8%, respectively. The effective tax rate for the three and six months ended June 30, 2020 was 23.9% and 31.1%, respectively. The effective tax rate represents a blend of federal and state taxes and includes the impact of certain nondeductible or nontaxable items. The decrease in the three and six month rate is primarily due to a favorable permanent difference related to the Tax Receivable Agreement partially offset by nondeductible expense related to executive compensation disallowed under Internal Revenue Code Section 162(m).

Tax Receivable Agreement

In connection with the Company’s IPO, we entered into an income Tax Receivable Agreement (the “Tax Receivable Agreement” or “TRA”) with our pre-IPO stockholders (the “TRA holders”). The Tax Receivable Agreement provides for the payment by the Company to the TRA holders of 85% of the amount of cash savings, if any, in U.S. federal, state, local, and foreign income tax that the Company actually realizes (or are deemed to realize in certain circumstances) as a result of certain tax attributes that existed at the time of the IPO (the “Pre-IPO Tax Attributes”).  The Company will retain the benefit of the remaining 15% of these cash savings.

Payments under the Tax Receivable Agreement will not begin until at least 12 months after the closing of the Company’s IPO. In the event that the Company is prohibited from making payments under the Tax Receivable Agreement for tax benefits utilized during any periods pursuant to the CARES Act or other governmental programs, the Company is not required to make payments under the Tax Receivable Agreement for Pre-IPO Tax Attributes utilized in such periods. Based on our current participation in the CARES Act Program, the Company does not expect to make payments under the Tax Receivable Agreement until 2023.

If we do not generate sufficient taxable income in the aggregate over the term of the Tax Receivable Agreement to utilize the tax benefits, then we would not be required to make the related TRA payments. Upon the closing of the IPO, the Company recognized a non-current liability of $115,200 which represented undiscounted aggregate payments that we expected to pay the TRA holders under the Tax Receivable Agreement, with an offset to Stockholders' Equity. Subsequent changes in the measurement of the liability are being adjusted through the Consolidated Statements of Operations. The Tax Receivable Agreement liability is an estimate and actual amounts payable under the Tax Receivable Agreement could differ from this estimate based on, among other things, (i) generation of future taxable income over the term of the Tax Receivable Agreement, (ii) the Company’s participation in future government programs, (iii) stock option activity during periods prior to the commencement of payments under the Tax Receivable Agreement and (iv) future changes in tax laws. These factors could result in an increase or decrease in the related liability which would be recognized in the Company’s earnings in the period of such change. In the second quarter of 2021, the Company reduced the TRA liability balance by $18,700, from $115,200 to $96,500. The offsetting credit was recorded in Other Non-operating Income. The decrease in the TRA liability was mainly due to the receipt of the PSP3 grant of $34,547, which extended the time period in which distributions made to shareholders are restricted from March 31, 2022 to September 30, 2022, and also resulted in an increase in forecasted 2021 pre-tax income. The remaining TRA liability balance of $96,500 is presented in “Long-term Liabilities” on the Condensed Consolidated Balance Sheet as of June 30, 2021.

14. INCOME TAXES

The Company’s effective tax rate for the years ended December 31, 2020 and 2019 were 16.6% and 23.5%, respectively, and for the period from April 11, 2018 to December 31, 2018 it was (77.9)%. The effective tax rate represents a blend of federal and state taxes and includes the impact of certain nondeductible items.

The following table summarizes the significant components of the provision for income taxes from continuing operations:

	Successor
	Year Ended December 31,		For the period April 11, 2018 to
	2020	2019	December 31, 2018
Current:
Federal	$—	$—	$—
State and Local	10	66	—
Total Current Tax Expense	10	66	—

Deferred:
Federal	(597)	12,509	129
State and Local	(191)	1,513	32
Total Deferred Tax Expense / (Benefit)	(788)	14,022	161
Total Income Tax Expense / (Benefit)	$(778)	$14,088	$161

The income tax provision differs from that computed at the federal statutory corporate tax rate as follows:

	Successor
	Year Ended December 31,		For the period April 11, 2018 to
	2020	2019	December 31, 2018
Expected Provision at Federal Statutory
Tax Rate	21.0%	21.0%	21.0%
State Tax, net of Federal Impact	3.1%	2.1%	(12.0)%
Employee Parking	(3.3)%	0.2%	(40.4)%
Meals and Entertainment	(2.2)%	0.2%	(42.9)%
Other Permanent Adjustments	(2.0)%	0.0%	(3.6)%
Effective Tax Rate	16.6%	23.5%	(77.9)%

14. INCOME TAXES (continued)

The following table summarizes the significant components of the Company’s deferred taxes:

	December 31,
	2020	2019
Deferred Tax Assets:
Net Operating Loss	$75,389	$24,680
Operating Lease Obligations	32,942	38,629
Finance Lease Obligations	20,095	45,392
Goodwill and Other Intangible Assets	12,586	15,325
Loyalty Program Liabilities	4,911	5,064
Accrued Maintenance	4,434	7,481
Other	4,318	2,769
Total Deferred Tax Assets	154,675	139,340

Deferred Tax Liabilities:
Accelerated Depreciation	(67,105)	(24,858)
Operating Lease Right-of-use Assets	(27,892)	(33,844)
Finance Lease Assets	(23,462)	(44,696)
Unrealized Gain on Fuel Derivatives	—	(514)
Total Deferred Tax Liabilities	(118,459)	(103,912)
Total Net Deferred Tax Assets	$36,216	$35,428

As of December 31, 2020, the Company has $73,116 of federal net operating loss and $2,273 of state net operating loss, net of tax effect, available that may be applied against future tax liabilities. There is no expiration of federal net operating losses. The state net operating losses begin to expire in 2025.

In assessing the realizability of Deferred Tax Assets, management considers whether it is more likely than not that some portion or all the Deferred Tax Assets will not be realized. The ultimate realization of the Deferred Tax Assets is dependent upon the generation of future taxable income during periods in which the temporary differences become deductible. Management considers the scheduled reversal of the liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax-planning strategies in making this assessment. As of December 31, 2020, management believes that it is more likely than not that the future results of the operations will generate sufficient taxable income to realize the tax benefits related to its Deferred Tax Assets.

The Company recognizes the consolidated financial statement effect of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. If applicable, the Company reports both accrued interest and penalties related to unrecognized tax benefits as a component of Income Tax Expense in the Consolidated Statements of Operations.

As of December 31, 2020 and 2019, the Company had no liability for unrecognized tax benefits recorded in its Consolidated Balance Sheets.

The Company files income tax returns in the United States and various states. In the normal course of business, the Company is subject to potential income tax examination by the federal and state tax authorities in these jurisdictions for tax years that are open under local statute. For U.S. federal and state income tax purposes, the Company’s 2018 and 2019 tax returns remain open to examination.